UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                AMENDMENT NO. 2

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 10, 2004
                                                        -----------------



                        NEWPORT INTERNATIONAL GROUP, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     0-30587                   23-3030650
          --------                     -------                   ----------
(State of other jurisdiction    (Commission File Number)       (IRS Employer
    or incorporation)                                        Identification No.)



            73061 El Paseo, Suite 202, Palm Desert, California 92260
            --------------------------------------------------------
          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (760) 779-0251
                                                           --------------



            73200 El Paseo, Suite 2H, Palm Desert, California 92260
            -------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGE OF CONTROL OF REGISTRANT

         As previously reported, on February 6, 2004, Newport International Group, Inc. (Newport) and its wholly-owned subsidiary, GR Acquisition Corp. (Merger Sub), consummated an Agreement and Plan of Merger (Merger Agreement) with Grass Roots Communications Inc. (Grass Roots). Pursuant to the Merger Agreement, Merger Sub was merged with and into Grass Roots, and Grass Roots survived as Newport's wholly-owned subsidiary. The effective date of the merger in the State of Delaware was February 10, 2004. The purpose of this filing is to amend the Current Report on Regulation S-X as identified in Item 7 below.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Unaudited pro forma financial information.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEWPORT INTERNATIONAL GROUP, INC.



                                        By: /s/ Cery Perle
                                            -------------------------
                                            Cery Perle, President and
                                            Chief Executive Officer

DATED:  May 4, 2004

                        NEWPORT INTERNATIONAL GROUP, INC.

                          (A DEVELOPMENT STAGE COMPANY)

           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2003


The Unaudited Pro Forma Condensed Combined Balance Sheet combines the historical balance sheet of Newport International Group, Inc. (NIG) as of December 31, 2003 and the historical balance sheet of Grassroots Communications, Inc. (GR) giving effect to the acquisition of all of the outstanding common stock of GR through an exchange of shares of NIG for all the outstanding common stock of GR (the Acquisition) pursuant to an Agreement and Plan of Merger effective February 6, 2004 among NIG, GR and the GR stockholders (the Agreement), as if the Acquisition had been consummated on December 31, 2003. The Unaudited Pro Forma Condensed Combined Statement of Operations combines the Historical Statements of Operations of GR for the year ended December 31, 2003 and NIG for the year ended December 31, 2003, giving effect to the Acquisition as if it had occurred on December 31, 2003.

The historical financial information has been adjusted to give effect to pro forma events that are directly attributable to the Acquisition, factually supportable, and expected to have a continuing impact on the combined results.

The following information should be read in conjunction with the pro forma condensed combined financial statements.

      o Accompanying notes to the unaudited pro forma combined condensed financial statements.

      o Separate historical financial statements of GR as of and for the yea ended December 31, 2003 included on Form 8K filed on April 16, 2004.

      o Separate historical financial statements of NIG, as of and for the year ended December 31, 2003 included in NIG's Annual Report on Form 10-KSB for the year ended December 31, 2003.

The unaudited pro forma condensed combined financial statements are presented for informational purposes only. The pro forma information is not necessarily indicative of what the financial position or results of operations actually would have been had the Acquisition been completed at the dates indicated. In addition, the unaudited pro forma condensed combined financial statements do not purport to project the future financial position or operating results of the combined company.

The unaudited pro forma condensed combined financial statements were prepared using the reverse acquisition treatment under the purchase method of accounting with GR treated as the acquiror. Accordingly, the assets and liabilities of NIG have been presented at their historical cost (which is considered to be the equivalent of estimated fair values), with no increment in combined stockholders' equity (deficiency).

                                         NEWPORT INTERNATIONAL GROUP, INC.

                                           (A DEVELOPMENT STAGE COMPANY)

                               UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

                                                 DECEMBER 31, 2003

                                                       ASSETS
                                                                                          Pro Forma     Pro Forma
                                                              NIG           GR           Adjustments    Combined
                                                          -----------   -----------      -----------   -----------
Current assets:

   Cash and Cash Equivalents ...........................  $     7,473   $    80,702      $         -   $    88,175
   Due from related party ..............................            -        23,400                -        23,400
   Prepaid expenses and other current assets ...........            -         4,000                -         4,000
                                                          -----------   -----------      -----------   -----------

         Total current assets ..........................        7,473       108,102                -       115,575

Website development costs ..............................            -        35,000                -        35,000
Property and equipment, net ............................            -        41,284                -        41,284
Deferred financing costs, net ..........................            -       139,860                -       139,860
Other ..................................................            -         2,228                -         2,228
                                                          -----------   -----------      -----------   -----------

                                                          $     7,473   $   326,474      $         -   $   333,947
                                                          ===========   ===========      ===========   ===========


                                      LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current Liabilities:

  Current portion of capital lease obligations .........  $         -   $    10,540      $         -   $    10,540
  Due to strockholder ..................................            -        15,000                -        15,000
  Accounts payable and accrued liabilities .............       45,104       243,643                -       288,747
  Note Payable, affiliated entity ......................      100,000             -                -       100,000
  Accrued premiums on loans payable to affiliated entity      150,000             -                -       150,000
  Accrued interest, affiliated entity ..................      164,368             -                -       164,368
  Convertible debenture payable, affiliated entity .....      370,000             -                -       370,000
  Loan payable, affiliated entity ......................       10,000             -                -        10,000
                                                          -----------   -----------      -----------   -----------

         Total current liabilities .....................      839,472       269,183                -     1,108,655
                                                          -----------   -----------      -----------   -----------

Convertible notes, net of debt discount ................            -       684,409                -       684,409
Capital lease obligations, net of current portion ......            -        16,688                -        16,688
Other long term liability ..............................            -         6,426                -         6,426
                                                          -----------   -----------      -----------   -----------

         Total liabilities .............................      839,472       976,706                -     1,816,178
                                                          -----------   -----------      -----------   -----------

Commitments

Stockholders' Deficiency:
  Preferred stock ......................................            -             -                -             -
  Common stock .........................................          101           124 (a)       (1,106)        1,331
  Additional paid-in capital ...........................    1,724,675     4,790,591 (a)        1,106     1,073,213
                                                                                    (b)    5,440,947
  Deficit accumulated during development stage .........   (2,556,775)   (5,440,947)(b)   (5,440,947)   (2,556,775)
                                                          -----------   -----------      -----------   -----------
         Total Stockholders' Deficiency ................     (831,999)     (650,232)               -    (1,482,231)
                                                          -----------   -----------      -----------   -----------

                                                          $     7,473   $   326,474      $         -   $   333,947
                                                          ===========   ===========      ===========   ===========

            See accompanying notes to the unaudited pro forma condensed combined financial statements.

                                                        F-2

                                         NEWPORT INTERNATIONAL GROUP, INC.

                                           (A DEVELOPMENT STAGE COMPANY)

                          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

                                            YEAR ENDED DECEMBER 31, 2003
                                                                                        Pro Forma      Pro Forma
                                                         NIG            GR             Adjustments      Combined
                                                      ---------    ------------        -----------    ------------
Revenues:
  Investment income(loss) .........................   $ (16,158)   $          - (c)    $   (16,158)   $          -
                                                      ---------    ------------        -----------    ------------

Operating Expenses: ...............................     501,591       5,035,653 (c)     (3,037,244)      2,500,000
                                                      ---------    ------------        -----------    ------------

         Operating loss ...........................    (517,749)     (5,035,653)        (3,053,402)     (2,500,000)

Other expenses ....................................           -         (36,799)                 -         (36,799)
                                                      ---------    ------------        -----------    ------------

         Loss before provision for taxes ..........    (517,749)     (5,072,452)        (3,053,402)     (2,536,799)

Provision for taxes ...............................           -            (800)                 -            (800)

                                                      ---------    ------------        -----------    ------------
Net Loss ..........................................   $(517,749)   $ (5,073,252)       $(3,053,402)   $ (2,537,599)
                                                      =========    ============        ===========    ============

Net Loss Per Common Share .........................   $   (1.03)   $      (0.41)                      $      (0.19)
                                                      =========    ============                       ============

Weighted Average Shares used to calculate
  Net Loss per Common Share .......................     504,519      12,304,353                         13,309,112
                                                      =========    ============                       ============

            See accompanying notes to the unaudited pro forma condensed combined financial statements.

                                                        F-3

                        NEWPORT INTERNATIONAL GROUP, INC.

                          (A DEVELOPMENT STAGE COMPANY)

           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2003


NOTE 1.  DESCRIPTION OF TRANSACTION AND BASIS OF PRESENTATION

         Effective February 6, 2004, NIG acquired all the outstanding common stock of GR through an exchange of shares of NIG for all the outstanding common stock of GR (the Acquisition). NIG issued 12,300,000 shares of restricted common stock, $.0001 per value, to the former stockholders of GR in exchange for their 12,304,353 shares of GR common stock.

         Pursuant to an Agreement and Plan of Merger effective February 6, 2004 among NIG, GR and the GR stockholders (the Agreement), the officers and directors of NIG resigned upon consummation of the Acquisition. The persons serving as directors and officers of GR immediately prior to the Acquisition were elected to the same offices at NIG and retained their positions as directors and officers of GR.

         Upon consummation of the Acquisition, NIG had 1,009,112 shares of its common stock issued and outstanding. The GR stockholders beneficially own approximately 95% of the voting securities NIG.

         As a result of the Acquisition, GR is a wholly-owned subsidiary of NIG. NIG intends to operate GR in the same manner and to continue in the business that GR engaged in prior to the Acquisition. Prior to the Acquisition, no material relationship existed between GR and/or any of is affiliates and NIG and/or any of its affiliates.

         The Acquisition will be accounted for as a reverse acquisition application of the purchase method of accounting by NIG with GR treated as the accounting acquiror. Under the reverse acquisition method of accounting, the assets and liabilities of NIG will be recorded as of the acquisition date, at their respective historical cost, which is considered to be the equivalent of fair values, and added to those of GR with no increment in combined stockholders' Equity (deficiency). The reported results of operations of NIG after completion of the acquisition will reflect the historical results of operations of GR.

                        NEWPORT INTERNATIONAL GROUP, INC.

                          (A DEVELOPMENT STAGE COMPANY)

           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2003


NOTE 2.  PRO FORMA ADJUSTMENTS

         Adjustments included in the column under the heading "Pro Forma Adjustments" include the following:

                  (a) To reflect issuance of 12,300,000 shares of NIG common stock to the former stockholders of GR in exchange for their 12,304,353 shares of common stock of GR.

                  (b) To eliminate deficit of NIG as the accounting acquiree under the reverse acquisition application of the purchase method of accounting.

                  (c) To eliminate one time charges from the results of operations of NIG and RG.



                                       F-5